Exhibit 99.3

                                 AMENDMENT NO. 2

         This AMENDMENT NO. 2 (this "Amendment") dated as of February 1, 1998 is made by and between THE FINANCE COMPANY, a Virginia corporation ("Borrower") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").

                                    RECITALS

         A. Borrower and Lender are parties to an Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement dated December 20, 1996, as amended by Amendment No. 1 thereto dated April 4, 1997 (collectively, the "Agreement"), which Agreement restated and amended that certain Loan and Security Agreement, dated September 24, 1992, as amended.

         B. Borrower failed to comply with the Maximum Delinquency Measurement covenant established in Paragraph 13.6 and Exhibit 13.6 of the Agreement for the Accounting Period of January, 1998. Borrower has requested that Lender waive the default arising from the violation of the Maximum Delinquency Measurement covenant and Lender has agreed to such waiver in consideration for, and pursuant to the terms of, this Amendment No. 2.

         C. Accordingly, Borrower and Lender desire to amend certain provisions of the Agreement pursuant to the terms set forth in this Amendment.

         D. It is the intent of Borrower and Lender that the execution and delivery of this Amendment shall not effect a novation of the indebtedness outstanding under the Agreement, but rather, shall constitute the substitution of certain of the terms and conditions governing payment and performance under the Agreement, and, except as expressly modified by this Amendment, the Agreement shall continue, unchanged, in full force and effect.

         In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, Borrower and Lender agree as follows:

         1. Defined Terms. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the same meaning given to such term(s) in the Agreement.

         2. Waiver of Covenant Violation. In consideration for the terms of this Amendment No. 2 and the agreements in the Letter Agreement dated February 1, 1998, between Lender, Borrower and Recoveries, Inc., an affiliate of Borrower, Lender agrees and hereby does waive, effective as of January 1, 1998, compliance by Borrower with the Maximum Delinquency Measurement provisions set forth in
Exhibit 13.6 of the Agreement for the period January 1, 1998 through and including January 31, 1998. From and after February 1, 1998, Borrower must be in compliance with the Maximum Deficiency Measurement established in this Amendment No. 2.

         3. Amendments to Agreement. Effective as of the date hereof, the Agreement is hereby amended as follows:

         (a) Borrowing Base: The definition of "Borrowing Base" set forth in
Section 16.0 of the Agreement is hereby amended in its entirety to read as follows:

                  "Borrowing Base: The amount equal to the lesser of (i) the Available Line or (ii) the sum of (a) fifty percent (50%) of the Outstanding Principal Balance of all Contracts which are Credit Builder Contracts and (b) seventy-three percent (73%) of the Outstanding Principal Balance of all other Eligible Contracts during the time they are included in the Borrowing Base pursuant to Section 3.1."

                  (b) Portfolio Covenants: The "Maximum Delinquency Measurement" set forth in Exhibit 13.6 of the Agreement is hereby amended as follows:

                  "Maximum Delinquency Measurement:

                                               Fiscal 1998

                                   1st Q.     2nd Q.     3rd Q.    4th Q.
                                   ------     ------     ------    ------

TFC Rolling Average Delinquency    14.5%       14.5%       14%      14%"


         4. Incorporation of Amendment. The parties acknowledge and agree that this Amendment is incorporated into and made a part of the Agreement, the terms and provisions of which, unless expressly modified herein, or unless no longer applicable by their terms, are hereby affirmed and ratified and remain in full force and effect. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision of the Agreement, the terms and provisions of this Amendment shall control. Each reference to the Agreement shall be a reference to the Agreement as amended by this Amendment. Nothing contained herein is intended, nor shall be construed to be a novation or an accord and satisfaction of the outstanding Note or any of Borrower's obligations to Lender.

         5. Borrower Remains Liable. Borrower hereby confirms that the Agreement and each document executed by Borrower in connection therewith continue unimpaired and in full force and effect and shall cover and secure all of Borrower's existing and future obligations to Lender.

         6. Headings. The paragraph headings contained in this Amendment are for convenience of reference and shall not be considered a part of this Amendment in any respect.

         7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois. Nothing herein shall preclude Lender from bringing suit or taking other legal action in any jurisdiction.

         8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of February 1, 1998.

                           GENERAL ELECTRIC CAPITAL CORPORATION

                           By:_________________________________

                           Title:______________________________

                           THE FINANCE COMPANY

                           By:_________________________________

                           Title:______________________________